SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 5, 2005
                Date of Report (Date of earliest event reported)



                                GERON CORPORATION


             (Exact name of registrant as specified in its charter)

         Delaware                     0-20859                  75-2287752
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)

      230 Constitution Drive                                     94025
      Menlo Park, California                                   (Zip Code)
 (Address of principal executive
             offices)

                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.02. Results of Operations and Financial Condition


Item 7.01. Regulation FD Disclosure

     Geron Corporation is furnishing this information under Items 2.02 and 7.01 of Form 8-K.

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On August 5, 2005, Geron Corporation issued an earnings release announcing its financial results for the three and six months ended June 30, 2005. A copy of the earnings release is attached as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits

      (c)      Exhibits

               99.1     Press release dated August 5, 2005.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GERON CORPORATION



Date:    August 5, 2005                         By:    /s/ David L. Greenwood
                                                       -------------------------
                                                Name:  David L. Greenwood
                                                Title: Executive Vice President,
                                                       Chief Financial Officer

                                  EXHIBIT INDEX



     Exhibit
     -------
       99.1        Press release dated August 5, 2005.